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                                                                 Exhibit 10.9(c)

                                                                  EXECUTION COPY

                               AMENDMENT NO. 2 TO
                                CREDIT AGREEMENT


         THIS AMENDMENT NO. 2 (this "Amendment"), dated as of September 15, 1998, to the CREDIT AGREEMENT (as defined below), is entered into among APPLIED GRAPHICS TECHNOLOGIES, INC., a Delaware corporation (the "Borrower"), the banks, financial institutions and other institutional lenders that are parties to the Credit Agreement (each called a "Lender" and collectively called the "Lenders"), FIRST UNION NATIONAL BANK ("First Union"), as Syndication Agent, BANKBOSTON, N.A.("BankBoston"), as Documentation Agent, FLEET BANK, N.A., as a Lender, Initial Issuing Bank, Swing Line Bank and Administrative Agent ("Fleet" and, in its capacity solely as administrative agent, the "Administrative Agent"), and each of the Guarantors (as defined herein).

                              W I T N E S S E T H:

         WHEREAS, the Borrower, the Lenders, First Union, BankBoston and Fleet are parties to that certain Credit Agreement dated as of May 27, 1998, as amended by that certain Amendment No. 1 to Credit Agreement dated as of July 31, 1998, among the Borrower, the Lenders, First Union, BankBoston and Fleet (the "Credit Agreement");

         WHEREAS, (i) Portal Publications, Ltd., The Winn Art Group, Inc., Black Dot Graphics, Inc., Orent GraphicArts, Inc., Typo-Graphics, Inc., Ambrosi & Associates, Inc., West Coast Creative, Inc., ABD Group, Inc., Meridian Retail, Inc., Taproot Interactive, Inc., Proof Positive/Farrowlyne Associates, Inc., and One 2 One Inc. (the "Devon Subsidiary Guarantors") executed and delivered in favor of the Lender Parties, Fleet, as Initial Issuing Bank, Swing Line Bank and Administrative Agent, and Hedge Banks (collectively, the "Guaranteed Parties") a guaranty dated as of May 27, 1998 (the "Devon Guaranty") and (ii) Devon Group, Inc. (formerly known as AGT Acquisition Corp.), AmuseMatte Corp., Miramar Equipment, Inc., Color Control, Inc., AGT Acquisition Corp. II and Applied Systems Services, Inc. (collectively, the "AGT Subsidiary Guarantors") executed and delivered in favor of the Guaranteed Parties a guaranty dated as of May 27, 1998, as supplemented from time to time (the "AGT Guaranty" and, together with the Devon Guaranty, the "Guaranties"). The AGT Subsidiary Guarantors and the Devon Subsidiary Guarantors are hereinafter collectively referred to as the "Guarantors";

         WHEREAS, the Borrower and Lenders desire to amend the Credit Agreement in order to permit the repurchase by the Borrower of up to $20,000,000 of its common stock and to provide for certain related changes under the Credit Agreement;

         WHEREAS, in connection with the changes to the Credit Agreement contemplated by this Amendment, the Guarantors desire to confirm and reaffirm each of the Guaranties; and

         WHEREAS, terms not otherwise defined herein shall have the respective meanings ascribed thereto in the Credit Agreement,

         NOW, THEREFORE, in consideration of the mutual agreements herein contained, and of the loans or other extensions of credit now or hereafter made to, or for the benefit of, the Borrower by the Lenders, the parties hereto agree as follows:


         SECTION 1 AMENDMENTS TO CREDIT AGREEMENT.

         1.01 AMENDMENTS TO SECTION 1.01.
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                  A. Section 1.01 of the Credit Agreement is hereby amended by adding the following definition in alphabetical order in such Section 1.01:

                  ""Repurchased Shares" has the meaning specified in Section 5.02(g)(iv)."

                  B. The definition of "Equity Issuance" is hereby amended by adding the following sentence at the end of such definition:

                  "Any sale or other disposition of the Repurchased Shares, other than any sale as contemplated in the proviso in the immediately preceding sentence, shall be deemed to be an Equity Issuance."

         1.02 AMENDMENT TO SECTION 2.06(b). Section 2.06(b) of the Credit Agreement is hereby amended by adding the following sentence at the end of such
Section 2.06(b):

                  "Notwithstanding anything to the contrary contained in this
                  Section 2.06(b) and in Section 2.06(c), with respect to any Equity Issuance involving the Repurchased Shares, the Borrower shall, within two (2) Business Days after receipt by the Borrower or any of its Subsidiaries of the Net Cash Proceeds from such Equity Issuance, prepay or repay, as the case may be (without premium or penalty), the then outstanding Revolving Credit Advances in an amount equal to one hundred percent (100%) of such Net Cash Proceeds."

         1.03 AMENDMENT TO SECTION 5.02(g). Section 5.02(g) of the Credit Agreement is hereby amended by deleting such Section 5.02(g) in its entirety and replacing it with the following:

                           "(g) Dividends, Etc. Declare or pay any dividends,
                  purchase, redeem, retire, defease or otherwise acquire for value any of its capital stock or any warrants, rights or options to acquire such capital stock, now or hereafter outstanding, return any capital to its stockholders as such or make any distribution to its stockholders, except:

                                    (i) the Borrower may declare and pay
                  dividends and make distributions payable solely in common stock or preferred stock of the Borrower;

                                    (ii) a Subsidiary of the Borrower may
                  declare and pay dividends and make distributions to the Borrower or to another Loan Party;

                                    (iii) for issuances of stock or other equity
                  interests expressly permitted by Section 5.02(q); and

                                    (iv) the Borrower may from time to time
                  repurchase its common stock for purchase price(s) in the aggregate not to exceed $20,000,000 to the Revolving Credit Termination Date (the "Repurchased Shares")."

         1.04 AMENDMENT TO SECTION 5.02(q). Section 5.02(q) of the Credit Agreement is hereby amended by deleting such Section 5.02(q) in its entirety and replacing it with the following:

                           "(q) Issuance of Stock. Except as otherwise
                  specifically permitted in this Agreement, the Borrower will not, and will not permit any of its Subsidiaries to, directly or indirectly, issue, sell, assign, pledge or otherwise
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                  encumber or dispose of any shares of capital stock of the
                  Borrower or any Subsidiary of the Borrower, except:

                                    (A) to the Borrower or any of its
                           Subsidiaries;

                                    (B) to qualify any director of the Borrower
                           or any of its Subsidiaries if required by applicable law;

                                    (C) for issuances or sales of capital stock
                           or other equity interests of the Borrower;

                                    (D) in connection with the Borrower's or any
                           of its Subsidiaries' stock purchase, stock option or similar incentive plans, or any exercise pursuant thereto, for the benefit of the Borrower's or any of its Subsidiaries' directors, management, employees and other eligible participants;

                                    (E) for issuances of capital stock of the
                           Borrower to any Person as consideration paid in connection with any Permitted Acquisition;

                                    (F) as required to be issued in connection
                           with the acquisition of the business of Digital Imagination Inc.; or

                                    (G) that the Borrower may sell or otherwise
                           dispose of any of the Repurchased Shares."

         SECTION 2 REPRESENTATIONS AND WARRANTIES.

         The Borrower hereby represents and warrants that:

         2.01 NO DEFAULT. There exists no Default or Event of Default under the Credit Agreement as of the date hereof.

         2.02 REPRESENTATIONS AND WARRANTIES TRUE AND CORRECT. Each of the representations and warranties contained in the Credit Agreement is true and correct in all material respects on, and as though made as of, the date hereof (except for any representation or warranty which by its terms is made on or as of a specified date, in which case such representation or warranty shall be true, correct and complete in all material respects only as of such specified date).

         2.03 CORPORATE POWER, ETC. The Borrower and each of the Guarantors (i) has all requisite corporate power and authority to execute and deliver this Amendment and to consummate the transactions contemplated hereby and thereby and
(ii) has taken all action, corporate or otherwise, necessary to authorize the execution and delivery of this Amendment and the consummation of the transactions contemplated hereby and thereby.

         2.04 NO CONFLICT. Neither the execution and delivery of this Amendment nor consummation of the transactions contemplated hereby will (i) conflict with or result in any breach or violation of any provision of the certificate of incorporation or by-laws of the Borrower, (ii) result in any breach or violation of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in the creation of a Lien upon any of the properties or assets of the Borrower under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, lease agreement or other instrument or obligation to which the Borrower is a party or to which any of its properties or assets are subject, (iii) require any consent, approval, authorization or permit of, or filing with or
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notification to, any third party or any governmental, judicial, administrative or regulatory authority of the United States of America or of any state, local or foreign government or subdivision thereof (a "Governmental Entity") or (iv) violate any order, writ, injunction, decree, judgment, ruling, law, statute, rule or regulation of any Governmental Entity.

         2.05 BINDING EFFECT. This Amendment has been duly executed and delivered by the Borrower and constitutes the valid and legally binding obligation of the Borrower enforceable in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws, now or hereafter in effect, relating to or affecting the enforcement of creditors' rights generally, and
(ii) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).


         SECTION 3 CONDITIONS.

         The effectiveness of the amendments set forth in Section 1 of this Amendment shall be subject to the fulfillment by the Borrower, in a manner satisfactory to the Administrative Agent and the Lenders, of all of the following conditions precedent set forth in this Section 3:

         3.01 REPRESENTATIONS AND WARRANTIES TRUE AND CORRECT. The representations and warranties contained herein and in each other agreement, instrument, certificate or other writing delivered to the Administrative Agent or any Lender pursuant hereto or to the Credit Agreement shall be correct in all material respects on and as of the date hereof after giving effect to this Amendment as though made on and as of such date (except for any representation or warranty which by its terms is made on or as of a specified date, in which case such representation or warranty shall be true, correct and complete in all material respects only as of such specified date) except to the extent modified hereby.

         3.02 EXECUTION AND DELIVERY OF THIS AMENDMENT. Each of the parties hereto shall have executed and delivered an original counterpart of this Amendment to the Administrative Agent.

         3.03 COMPLIANCE WITH TERMS. The Borrower and each Guarantor shall have complied in all respects with the terms hereof and of any other agreement, document, instrument or other writing to be delivered by the Borrower or such Guarantor in connection herewith.

         3.04 OTHER PROCEEDINGS. All proceedings in connection with the transactions contemplated by this Amendment and all documents incidental hereto shall be satisfactory to the Administrative Agent, the Lenders and their respective counsel.


         SECTION 4 GENERAL CONFIRMATIONS AND AMENDMENTS.

         4.01 CONTINUING EFFECT. The Credit Agreement, the other Loan Documents and the other agreements to which the Borrower or any Guarantor is a party delivered in connection herewith or with the Credit Agreement are, and shall continue to be, in full force and effect, and are hereby ratified and confirmed in all respects except that on and after the date hereof (i) all references in the Credit Agreement to "this Agreement", "hereto", "hereof", "hereunder" or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended hereby, (ii) all references in the Credit Agreement, the other Loan Documents or any other agreement, instrument or document executed and delivered in connection therewith to the "Credit Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended hereby.

         4.02 FURTHER AMENDMENTS; INCORPORATION BY REFERENCE. The Credit Agreement, the other Loan Documents and all agreements, instruments and documents executed and delivered in connection with any of the
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foregoing shall each be deemed amended hereby to the extent necessary, if any, to give effect to the provisions of this Amendment. All of the terms and provisions of this Amendment are hereby incorporated by reference into the Credit Agreement as if such terms and provisions were set forth in full therein.


         SECTION 5 MISCELLANEOUS.

         5.01 GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of New York (without giving effect to conflicts of law principles).

         5.02 SEVERABILITY. The provisions of this Amendment are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision in this Amendment in any jurisdiction.

         5.03 COUNTERPARTS. This Amendment may be signed in any number of counterparts with the same effect as if the signatures hereto were upon the same instrument.

         5.04 BINDING EFFECT; ASSIGNMENT. This Amendment shall be binding upon and inure to the benefit of the Borrower, each Guarantor and their respective successors and to the benefit of the Administrative Agent and the Lenders and their respective successors and assigns. The rights and obligations of the Borrower under this Amendment shall not be assigned or delegated without the prior written consent of the Lenders.

         5.05 EXPENSES. The Borrower agrees to pay the Administrative Agent upon demand for all reasonable expenses, including reasonable fees of attorneys and paralegals for the Administrative Agent (who may be employees of the Administrative Agent), incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and any document required to be furnished herewith.

         5.06 CONTINUING EFFECT. Except as specifically provided herein, the Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms.

         SECTION 6 CONFIRMATION AND REAFFIRMATION OF GUARANTIES.

         6.01 REAFFIRMATION AND CONFIRMATION. Each Guarantor hereby agrees that its respective Guaranty shall remain in full force and effect and that such Guaranty is hereby ratified and confirmed in all respects.


                            [Signature pages follow]
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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be executed by their respective officers thereunto duly authorized, on the date first above written.


                                    APPLIED GRAPHICS TECHNOLOGIES, INC.


                                    By: ___________________________________
                                    Name:
                                    Title:

                                    PORTAL PUBLICATIONS, LTD.
                                    THE WINN ART GROUP, INC.
                                    BLACK DOT GRAPHICS, INC.
                                    ORENT GRAPHICARTS, INC.
                                    TYPO-GRAPHICS, INC.
                                    AMBROSI & ASSOCIATES, INC.
                                    WEST COAST CREATIVE, INC.
                                    ABD GROUP, INC.
                                    MERIDIAN RETAIL, INC.
                                    TAPROOT INTERACTIVE, INC.
                                    PROOF POSITIVE/FARROWLYNE
                                      ASSOCIATES, INC.
                                    ONE 2 ONE INC.

                                    For each of the foregoing entities:


                                    By:____________________________________
                                    Name:
                                    Title:


                       [Signature page to Amendment No. 2]
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                                    DEVON GROUP, INC. (FORMERLY KNOWN AS AGT
                                      ACQUISITION CORP.),


                                    By:____________________________________
                                    Name:
                                    Title:


                                    AMUSEMATTE CORP.

                                    By:____________________________________
                                    Name:
                                    Title:


                                    MIRAMAR EQUIPMENT, INC.


                                    By:____________________________________
                                    Name:
                                    Title:


                                    COLOR CONTROL, INC.


                                    By:____________________________________
                                    Name:
                                    Title:


                                    AGT ACQUISITION CORP. II


                                    By:____________________________________
                                    Name:
                                    Title:

                                    APPLIED SYSTEMS SERVICES, INC.


                                    By:____________________________________
                                    Name:
                                    Title:


                       Signature page to Amendment No. 2]
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                                    FLEET BANK, N.A. AS INITIAL ISSUING
                                      BANK, SWING LINE BANK AND ADMINISTRATIVE
                                      AGENT AND AS A LENDER

                                    By:____________________________________
                                    Name:
                                    Title:


                                    THE BANK OF NEW YORK, AS A LENDER


                                    By:____________________________________
                                    Name:
                                    Title:


                                    MELLON BANK, N.A., AS A LENDER


                                    By:____________________________________
                                    Name:
                                    Title:


                                    THE CHASE MANHATTAN BANK,
                                      AS A LENDER


                                    By:____________________________________
                                    Name:
                                    Title:



                                    FIRST UNION NATIONAL BANK,
                                      AS SYNDICATION AGENT AND AS A LENDER


                                    By:____________________________________
                                    Name:
                                    Title:


                                    STATE STREET BANK AND TRUST COMPANY,
                                      AS A LENDER


                                    By:____________________________________
                                    Name:
                                    Title:
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                                    KEYBANK NATIONAL ASSOCIATION,
                                      AS A LENDER


                                    By:____________________________________
                                    Name:
                                    Title:


                                    BANKBOSTON, N.A.,
                                      AS DOCUMENTATION AGENT AND AS A LENDER


                                    By:____________________________________
                                    Name:
                                    Title:


                                    DEUTSCHE BANK AG NEW YORK AND/OR
                                      CAYMAN ISLANDS BRANCH, AS A LENDER


                                    By:____________________________________
                                    Name:
                                    Title:



                                    By:____________________________________
                                    Name:
                                    Title:


                                    BANK OF AMERICA NATIONAL TRUST &
                                      SAVINGS ASSOCIATION,
                                      AS A LENDER


                                    By:____________________________________
                                    Name:
                                    Title:


                                    SUNTRUST BANK, ATLANTA,
                                      AS A LENDER


                                    By:____________________________________
                                    Name:
                                    Title:
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                                    COMERICA BANK,
                                      AS A LENDER


                                    By:____________________________________
                                    Name:
                                    Title:


                                    EUROPEAN AMERICAN BANK,
                                      AS A LENDER


                                    By:____________________________________
                                    Name:
                                    Title:


                                    BANK OF TOKYO-MITSUBISHI TRUST COMPANY
                                      AS A LENDER


                                    By:____________________________________
                                    Name:
                                    Title:


                       [Signature page to Amendment No. 2]